Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated April 4, 1997, on the financial statements of Dobie Center (and to all references to our Firm), included in or made part of this Registration Statement on Amendment No. 3 to Form S-1.

Dallas, Texas                                            /s/ Arthur Andersen LLP
  May 12, 1998